UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2004

ARCHSTONE-SMITH TRUST

(Exact name of registrant as specified in charter)

Maryland	1-16755	74-6056896
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification
of Incorporation)		No.)

9200 E. Panorama Circle, Suite 400, Englewood, Colorado	80112

(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s Telephone Number, including Area Code): (303) 708-5959

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 8.01. OTHER EVENTS

     On December 3, 2004, R. Scot Sellers, our Chief Executive Officer, and Charles E. Mueller, Jr. our Executive Vice President and Chief Financial Officer, entered into sales plans to sell up to 450,000 and 109,337 of our common shares of beneficial interest, respectively. The sales plans are intended to meet the affirmative defense provisions of Rule 10b5-1 promulgated under the Securities Exchange Act of 1934, as amended. Copies of the plans have been filed as exhibits to this report and are incorporated by reference herein.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

99.1	Rule 10b5-1 Sales Plan, dated as of December 3, 2004, between R. Scot Sellers and Merrill Lynch, Pierce, Fenner & Smith Incorporated

99.2	Rule 10b5-1 Sales Plan, dated as of December 3, 2004, between Charles E. Mueller, Jr. and Merrill Lynch, Pierce, Fenner & Smith Incorporated

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Trust has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

ARCHSTONE-SMITH TRUST

	By:	/s/ Thomas S. Reif

Dated: January 3, 2005		Name: Thomas S. Reif
Title: Group Vice President and Assistant General Counsel

Index of Exhibits

Exhibit No.	Description

99.1	Rule 10b5-1 Sales Plan, dated as of December 3, 2004, between R. Scot Sellers and Merrill Lynch, Pierce, Fenner & Smith Incorporated

99.2	Rule 10b5-1 Sales Plan, dated as of December 3, 2004, between Charles E. Mueller, Jr. and Merrill Lynch, Pierce, Fenner & Smith Incorporated